                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 15, 2001


                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


           NEW YORK                       1-4482                 11-1806155
 (State or Other Jurisdiction        (Commission File          (IRS Employer
      of Incorporation)                   Number)           Identification No.)

    25 HUB DRIVE, MELVILLE, NEW YORK                               11747
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (516) 391-1300


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On February 21, 2001, Arrow Electronics, Inc. ("Arrow") completed an offering of $1,325,000,000 aggregate principal amount at maturity of its zero coupon convertible senior debentures due 2021 (the "Debentures"). The Debentures were issued pursuant to the indenture dated January 15, 1997 between Arrow and The Bank of New York (as successor to Bank of Montreal Trust Company), as trustee, as supplemented by the supplemental indenture dated February 21, 2001 (the "Supplemental Indenture") between Arrow and The Bank of New York, as trustee, relating to the issuance of the Debentures. The Supplemental Indenture is attached as Exhibit 4.2 to this report and incorporated by reference under this Item 5.

         In connection with the offering and sale of the Debentures, Arrow entered into an underwriting agreement dated February 15, 2001 (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Robertson Stephens, Inc. The Underwriting Agreement is attached as Exhibit 1.4 to this report and incorporated by reference under this Item 5.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits:

Exhibit        Description
-------        -----------
1.4            Underwriting Agreement between Arrow Electronics, Inc. and Morgan
               Stanley & Co. Incorporated, Credit Suisse First Boston Corporation,
               Goldman, Sachs & Co., Banc of America Securities LLC, J.P. Morgan
               Securities Inc. and Robertson Stephens, Inc.

4.2            Supplemental Indenture between Arrow Electronics, Inc. and The Bank of
               New York, as trustee

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARROW ELECTRONICS, INC.



Date:  March 12, 2001                     By: /s/ Robert E. Klatell
                                            ---------------------------------
                                            Name:  Robert E. Klatell
                                            Title: Executive Vice President
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                                  EXHIBIT INDEX


The following exhibits are filed herewith:

Exhibit        Description
1.4            Underwriting Agreement between Arrow Electronics, Inc. and Morgan
               Stanley & Co. Incorporated, Credit Suisse First Boston Corporation,
               Goldman, Sachs & Co., Banc of America Securities LLC, J.P. Morgan
               Securities Inc. and Robertson Stephens, Inc.

4.2            Supplemental Indenture between Arrow Electronics, Inc. and The Bank of
               New York, as trustee